U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated December 19, 2023 to the Prospectus dated May 1, 2023, as supplemented

Notice of Proposal to Amend the Investment Advisory Agreement to Eliminate the Current Performance (Fulcrum) Fee Arrangement

At a meeting held on December 15, 2023, the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”) approved an amendment to the investment advisory agreement between U.S. Global Investors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds, that eliminates the current performance-based adjustment applicable to each Fund’s advisory fee structure, or “fulcrum fee” (the “Proposal”). The Proposal would not affect the Funds’ investment objectives, policies, strategies or risks.

A special meeting of the shareholders of the Funds has been scheduled for March 8, 2024 to seek approval of the Proposal. Further information about the Proposal will appear in a proxy statement to be mailed to the Funds’ shareholders on or about January 8, 2024.

Proposed Amendment to the Investment Advisory Agreement to Eliminate the Current Performance-Based Fee Adjustment (Fulcrum Fee)

Each Fund’s investment advisory fee is currently structured as a base fee based on each Fund’s average daily net assets (with breakpoints as specific asset levels for certain Funds) and a performance-related component that adjusts the base fee upward or downward depending on the performance of the Fund relative to its designated benchmark index (the “Performance Adjustment”).

Under the Proposal, the Performance Adjustment for each Fund would be eliminated effective on or about April 1, 2024, which means that each Fund would only pay the Adviser the current base advisory fee rate for management of its assets.

If each Fund’s Performance Adjustment is removed, it may result in an increase to each Fund’s effective advisory fee rate. Therefore, until March 31, 2025, each Fund will, subject to shareholder approval of the Proposal, pay advisory fees equal to the lesser of the base rate or the advisory fee as determined with the Performance Adjustment. In addition, subject to shareholder approval of the Proposal, the Adviser has contractually agreed to waive fees and/or reimburse expenses of each Fund through at least April 30, 2025, to the extent necessary to prevent total Fund expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) on an annualized basis from exceeding 1.75% of the Fund’s average daily net assets. Therefore, each Fund’s overall expense ratio, even with the removal of the Performance Adjustment, is expected to be no greater than the Funds’ current expense ratios for a period of at least 12 months from the date that the Performance Adjustment is eliminated.

Implementation of this action is conditioned upon approval of the Proposal by the shareholders.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.